Exhibit 22

                                                                 Jurisdiction
         Subsidiaries of the Registrant                          of Formation
         ------------------------------                          ------------
         C.V. Bronx Associates, L.P.                                  NY
         Michigan Rural Housing Limited Partnership                   MI
         Jefferson Limited Partnership                                LA
         Inter-Tribal Indian Village Housing
            Development Associates, L.P.                              RI
         RBM Associates                                               PA
         Glenbrook Associates                                         PA
         Affordable Flatbush Associates                               NY
         Barclay Village II, LTD.                                     PA
         1850 Second Avenue Associates, L.P.                          NY
         R.P.P. Limited Dividend Housing                              MI
         Williamsburg Residential II, L.P.                            KS
         West 104th Street Associates L.P.                            NY
         Meredith Apartments, LTD.                                    UT
         Ritz Apartments, LTD.                                        UT
         Ashby Apartments, LTD.                                       UT
         South Toledo Associates, LTD.                                OH
         Dunlap School Venture                                        PA
         Philipsburg Elderly Housing Associates                       PA
         Franklin Elderly Housing Associates                          PA
         Wade D. Mertz Elderly Housing Associates                     PA
         Lancashire Towers Associates Limited Partnership             OH
         Northwood Associates Limited Partnership                     OH
         Brewery Renaissance Associates                               NY
         Brandywine Court Associates, L.P.                            FL
         Art Apartments Associates                                    PA
         The Village at Carriage Hills, LTD.                          TN
         Mountainview Apartments, LTD.                                TN
         The Park Village, Limited                                    MS
         River Oaks Apartments, LTD.                                  AL
         Forrest Ridge Apartments, LTD.                               AR
         The Hearthside Limited Dividend Housing Association
            Limited Partnership                                       MI
         Redemptorist Limited Partnership                             LA
         Manhattan A Associates                                       NY
         Broadhurst Willows, L.P.                                     NY
         Weidler Associates Limited Partnership                       OR
         Gentle Pines-West Columbia Associates, L.P.                  SC
         Lake Forest Estates II, LTD.                                 AL
         Las Camelias Limited Partnership                             PR
         WPL Associates XXIII                                         OR
         Broadway Townhouses L.P.                                     NJ
         Puerto Rico Historic Zone Limited Dividend Partnership       PR
         Citrus Meadows Apartments, LTD.                              FL
         Sartain School Venture                                       PA
         Driftwood Terrace Associates, LTD.                           FL
         Holly Hill, LTD.                                             TN
         Mayfair Apartments LTD.                                      TN
         Foxcroft Apartments LTD.                                     AL

                                                                  Jurisdiction
         Subsidiaries of the Registrant                           of Formation
         ------------------------------                           ------------
         Canterbury Apartments, LTD.                                  MS
         Cutler Canal III Associates, LTD.                            FL
         Jefferson Place L.P.                                         KS
         Callaway Village, LTD.                                       TN
         Commerce Square Apartments Associates L.P.                   DE
         West 132nd Development Partnership                           NY
         Site H Development Co.                                       NY
         L.I.H. Chestnut Associates, L.P.                             PA
         Diamond Phase II Venture                                     PA
         Bookbindery Associates                                       PA
         The Hamlet, LTD.                                             FL
         Stop 22 Limited Partnership                                  PR
         Knob Hill Apartments, LTD.                                   TN
         Conifer James Street Associates                              NY
         Longfellow Heights Apartments, L.P.                          MO